Exhibit 31.3
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350.
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Byrd Douglas Cain, III, certify that:
1. I have reviewed this annual report on Form 10-K of Unique Fabricating, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2022	By:	/s/ Byrd Douglas Cain, III
Name: Byrd Douglas Cain, III
Title: Chief Executive Officer (Principal Executive Officer)